September 14, 2012

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

- DREYFUS CALIFORNIA AMT-FREE MUNICIPAL CASH MANAGEMENT

-DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

Supplement to Statement of Additional Information

dated June 1, 2012

            Agency shares of Dreyfus California AMT-Free Municipal Cash Management and Dreyfus New York Municipal Cash Management are no longer offered by either fund and have been terminated as a separately designated class of each fund.

            Participant shares of Dreyfus New York AMT-Free Municipal Cash Management are no longer offered by the fund and have been terminated as a separately designated class of the fund.